• • • • • • • • • •

ACL - Loans 141.5 0.2 (0.2) (0.8) 0.8 141.5 ACL - Unfunded Commitments 14.7 (0.3) (1.0) 0.0 (1.3) 13.4 ACL - HTM Securities 0.4 (0.0) (0.0) 0.0 (0.0) 0.4 Total ACL 156.6 (0.0) (1.3) (0.8) (0.5) 155.3 $156.6 $155.3

PRE-TAX PRE-PROVISION EARNINGS Mar 31, 2023 Dec 31, 2022 Mar 31, 2022 Income before provision for income taxes (GAAP) 68,492$ 66,424$ 53,847$ (Recapture)/Provision for credit losses (524) 6,704 (6,961) Pretax pre provision earnings (non-GAAP) 67,968 73,128 46,886 Exclude net loss (gain) on sale of securities 7,252 3,721 (435) Exclude net change in valuation of financial instruments carried at fair value 552 (157) (49) Exclude Banner Forward expenses 143 838 2,465 Exclude loss on extinguishment of debt - - 793 Adjusted pretax pre provision earnings (non-GAAP) 75,915$ 77,530$ 49,660$ Quarters Ended

BANNER CORPORATION

First Quarter 2023


Photo by
Siti Alimah

Photo by
Yvonne McDonald

Photo by
Maria DeVecchio

Photo by
Salvador Saldana

Disclosure Statement

This presentation deals with Banner's business outlook and will include forward-looking statements. Those statements include descriptions of management's plans, objectives or goals for future operations, products or services, forecast of financial or other performance measures and statements about Banner's general outlook for economic and other conditions. Additional forward-looking statements may be made in the question-and-answer period following the presentation. These forward-looking statements are subject to several risks and uncertainties and actual results may differ materially from those discussed today. Information on the risk factors that could cause actual results to differ are available from the earnings press release that was released April 19, 2023 as well as the Form 10-K for the year ended December 31, 2022. Forward-looking statements are effective only as of the date they are made, and Banner assumes no obligation to update information concerning its expectations.

First quarter 2023 highlights

- Loan growth of $14 million (1% annualized)
- Total loan originations (excluding HFS) were $609 million
- Core deposits declined by $692 million (5.4%), and represent 93% of total deposits; Loan-to-deposit ratio increased from 74% to 77%
- Net interest margin (tax equivalent) increased 7 basis points to 4.30%
- Efficiency ratio (adjusted, non-GAAP) decreased 20 basis points to 54.2%
- $524,000 recapture of provision for credit losses driven by a decrease in unfunded construction commitments; Allowance for credit losses – loans was 1.39% of total loans
- Non-performing assets remained low at 0.17% of total assets, up from 0.15% last quarter
- Uninsured deposits, excluding collateralized public deposits and cash held at the holding company, were $4.05 billion or 31% of total deposits; Average deposit account balance of approximately $28,000
- On balance sheet liquidity of $3.40 billion; Available borrowing capacity of $4.25 billion
- Announced dividend of $0.48 per share to be paid in May 2023

Building value at Banner

Building value for stakeholders ...

by focusing on core banking competency ...

that is sustainable through change events ...

and scalable with acquisition growth

Banner Corporation

Assets	$15.5B
Deposits	$13.2B
Loans	$10.2B
Offices	137
Employees	1,950



CANADA
WA
MT
Seattle
Spokane
Yakima
Walla Walla
Portland
Eugene
OR
ID
Boise
Medford
NV
Sacramento
CA
Los Angeles
San Diego
MEXICO
AZ
Banner Bank
SW Oregon Branches
Siuslaw Bank
AmericanWest Bank
Skagit Bank
AltaPacific Bank

Acquisition History

	2019 Q4 AltaPacific Bank	2018 Q4 Skagit Bank	2015 Q4 AmericanWest Bank	2015 Q1 Siuslaw Bank	2014 Q2 SW Oregon Branches
Assets	$0.4B	$0.9B	$4.5B	$0.4B	$0.2B
Deposits	$0.3B	$0.8B	$3.6B	$0.3B	$0.2B
Loans	$0.3B	$0.6B	$3.0B	$0.2B	$0.1B
Offices	6	11	98	10	6

Environmental, Social & Governance

Program highlights and overview

Our inaugural ESG Highlights Report is available at: www.bannerbank.com/esg

Environmental

- Provided and participated in construction loans for clients developing green and zero-energy building projects.
- Provided commercial loans for clients providing environmentally responsible products and services, such as renewable energy solutions, compost processing, nature conservancy, forest reclamation, and for clients leveraging alternative approaches to reduce the use of chemicals and the production of harmful greenhouse gasses.
- Began developing a climate risk management program that will be subject to Board Risk Committee oversight.
- Commenced measurement of Scope 1 and Scope 2 emissions in order to benchmark and set future reduction targets. Committed to providing appropriate disclosures in alignment with SEC guidelines.

Social

- Received an Outstanding Rating on our most recent Community Reinvestment Act Performance Evaluation by the FDIC, recognizing achievements towards meeting the needs of our communities.
- Established two employee-led Employee Resource Groups – Women in Leadership and Working Parents and Caregivers; added 8 weeks of gender-neutral, paid Parental Leave to support our colleagues and promote an inclusive culture. Signed the CEO Action Pledge for Diversity & Inclusion to demonstrate our commitment to drive meaningful change and measurable action.
- Engaged with more than 900 community causes across our footprint by contributing more than $1.6 million and 10,000 hours of volunteering in 2021.
- Addressing the affordable housing crisis by developing innovative mortgage loan products designed specifically for low-to-moderate income borrowers.

Governance

- The Board has assembled a strong team of individuals with diverse backgrounds and experiences. Since 2018, the Board has consistently included at least three female directors; currently, three of our Board Committee Chairs are women. The Board also includes three individuals who identify as racial or ethnic minorities, one of whom is our Board Chair.
- Our Code of Ethics reflects corporate governance best practices and applies to directors, officers and employees. Our employees complete ethics training on an annual basis, and our directors certify annually that they have read and understand the Code of Ethics and agree to abide by its terms.
- Ongoing commitment to data privacy by requiring mandatory cybersecurity training for all employees and making continued enhancements to cybersecurity protections throughout the organization.

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Growing revenue

- Take advantage of ideal geography
- Offer super community bank value proposition
- Guard and improve reputation
- Grow market share

Growing revenue … in a good place since 1890

BANNER CORPORATION

Population Estimate (millions)

	2020	2030	Growth
Washington	7.7	8.6	11%*
Oregon	4.3	4.6	8%*
Idaho	1.8	2.1	16%*
California	39.6	40.7	3%
Region	53.4	55.9	5%
United States	*329.5*	*346.1*	*5%*

* Among the fastest growing in the country

Strong Population Growth Forecast



United States
Washington
Oregon
Idaho
California
2010 to 2020
2020 to 2030
Rank: 9th
7th
12th
13th
4th
2nd
22nd
26th
0%
5%
10%
15%
20%
25%

Source: U.S. Census Bureau
Moody's Analytics Forecasted (Jan 2021)



CANADA
WA
MT
ID
OR
WY
NV
UT
CA
AZ
MEXICO
Seattle
Spokane
Yakima
Walla Walla
Portland
Eugene
Boise
Medford
Sacramento
Los Angeles
San Diego
90
5
84
80
15
70
40
17
10
8

Growing revenue … in an ideal geography

Powerful and diverse economic drivers

From Banner's Pacific Northwest base to …	
Technology	Microsoft, intel, amazon, Micron, Expedia
Manufacturing	BOEING, intel, PACCAR
Consumer	amazon, COSTCO WHOLESALE, STARBUCKS, NIKE, NORDSTROM
Logistics	Port of Seattle, Port of Tacoma, PORT OF PORTLAND, LA THE PORT OF LOS ANGELES, Port of LONG BEACH, PORT of SAN DIEGO
Natural Resources	Weyerhaeuser, TRIMARINE, Trident SEAFOODS
Agriculture	Traditional, specialty crops, orchards, wineries, …

California

From Apple

to zoomerang,

from Silicon Valley to

the Central Valley …

the world's 6th largest

economy

Growing revenue

Our super community bank value proposition

Broad product offerings serving middle market, small business and consumer client base
Decision making as close to client as possible
Delivery channels aligned to maximize tactical execution of strategic plan
Community investment

Growing revenue

Guard and improve reputation

Outstanding CRA Rating
FDIC 2021, most recent 3-year examination cycle

Most Trustworthy Companies in America
Newsweek 2023

5-Star rating™ (highest category)
BauerFinancial; 40 consecutive quarters

Top 50 U.S. Public Banks (assets of $10B+)
S&P Global Market Intelligence 2021 & 2022

Residential Diversity and Inclusion Leadership Award
Mortgage Bankers Association 2020

America's 100 Best Banks
Forbes, 7 consecutive years (2017-2023)

World's Best Banks
Forbes, 4 consecutive years (2020-2023)

Top SBA lender
A top SBA lender for many years including "Regional Lender of the Year"

Growing revenue

Core revenue [1]

Quarter Ending	Quarter Amount	LTM Amount
03/31/23	$ 170M	$ 656M
12/31/09	$ 45M	$ 177M



$ Millions
Other Income
Net Interest Income
200
175
150
125
100
75
50
25
0
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4
2022-Q4

[1] Excludes net gain/loss on sale of securities, change in valuation of financial instruments carried at fair value and branch sale gain.

Noninterest income

Quarter Ending	Quarter Amount	LTM Amount
03/31/23	$ 17.1M	$ 68.0M
12/31/09	$ 6.6M	$ 31.1M



$ Millions
Deposit Fees as % of Core Revenue
Other Fees
Mortgage Bnkg
Deposit Fees
30
25
20
15
10
5
0
28%
24%
20%
16%
12%
8%
4%
0%
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4
2022-Q4

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Protecting net interest margin

- Improve earning asset mix
- Improve funding mix
- Reduce deposit costs
- Maintain loan-to-deposit ratio

Protecting net interest margin

Low Cost Funding Mix

3/31/2023



FHLB, Sub Debt & Other
4%
Certificates of Deposit
6%
Non-Interest Bearing
43%
Interest Bearing and Savings
47%

$ Millions	Avg Bal	Cost (in bps)
Non-Interest	5,961	0
Interest Bearing	6,562	41
CDs	811	133
Subtotal Deposits	**13,334**	**28**
FHLB & Other	525	341
Total	**13,858**	**40**

Earning Asset Mix

3/31/2023



Securities & Int-bearing Deposits
31%
Loans
69%

$ Millions	Avg Bal	Yield (in bps)
Loans	10,166	538
Securities & Int-bearing Deposits	4,566	310
Total	**14,733**	**468**

Loan Repricing Structure

3/31/2023



Adjustable: 4.48% Yield
36%
Fixed: 4.21% Yield
37%
27%
Floating: 7.92% Yield

- 68% of the loan portfolio is floating/adjustable
- 68% of the floating/adjustable loans have floors
- 35% of the loans that have floors are at the floor

Diversified loan portfolio

Loan Composition

3/31/2023



Consumer
7%
1-4 Fam
12%
Agricultural
3%
Commercial
22%
Construction
14%
Multifamily
7%
Commercial
RE
35%

CRE Breakout	$MM	%
OO CRE	866	8%
Investment Properties	1,520	15%
Small Balance CRE	1,180	12%
Total Comm CRE	**3,566**	**35%**

Construction Breakout	$MM	%
Commercial	191	2%
Multifamily	362	3%
1-4 Fam	585	6%
Land	330	3%
Total Construction	**1,468**	**14%**

Loan Originations (commitments, $MM)



$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
8%
7%
6%
5%
4%
3%
2%
1%
0%
Average Yield
4.12%
4.46%
5.64%
6.42%
7.41%
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23
Consumer
1-4 Fam
Agricultural
Commercial
Construction
Multifamily
Commercial RE
Avg Yield on New Loan Originations

Protecting net interest margin

Grow core deposits

Quarter Ending	Balance	% of Total Deposits
03/31/23	$ 12,204M	93%
12/31/09	$ 1,924M	50%



$ Billions
16
14
12
10
8
6
4
2
0
Noncore Deposits
Core Deposits
Core Deposit %
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4
2022-Q4

Reduce deposit costs

Quarter Ending	Quarter Amount	Quarter Rate	LTM Amount	LTM Rate
03/31/23	$ 9.2M	0.28%	$ 17.3M	0.12%
12/31/09	$ 17.7M	1.83%	$ 83.2M	2.21%



7%
6%
5%
4%
3%
2%
1%
0%
Loan Yield
Deposit Cost
Loan–Deposit Spread
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4
2022-Q4

Protecting net interest margin



Net Noncore Funding Dependence
Banner
Peer Median
Peer Top Quartile
50%
40%
30%
20%
10%
0%
-10%
-20%
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4
2022-Q4



Deposits
Loans
Loan-to-Deposit Ratio
100%
80%
60%
40%
20%
0%
14
12
10
8
6
4
2
0
$ Billions
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4
2022-Q4

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Protecting net interest margin

Maintain top quartile net interest margin

Quarter Ending	Quarter Amount	Quarter Rate	LTM Amount	LTM Rate
03/31/23	$ 153 M	4.22%	$588 M	3.88%
12/31/09	$ 39 M	3.53%	$146 M	3.36%



Net Interest Margin
Banner
Peer Top Quartile
Peer Median
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4
2022-Q4



Earning Asset Yield
Funding Cost
Net Interest Margin
6%
5%
4%
3%
2%
1%
0%
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4
2022-Q4

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Conservative investment portfolio

12 Month Net Interest Income Shock ($MM), % Change



800
600
400
200
0
5%
0%
-5%
-10%
-15%
-20%
569
595
618
625
622
609
-7.9%
-3.8%
0.0%
1.1%
0.6%
-1.5%
-200 bps
-100 bps
Base
+100 bps
+200 bps
+300 bps

Assumes flat forward balance sheet, parallel rate shift; Base as of 3/31/23

Investment Portfolio Composition ($3.79 billion)



Agency, $53 , 1.4%
Other, $3 , 0.1%
Corp, $146 , 3.9%
ABS, $218 , 5.7%
Municipal, $557 , 14.7%
CMO, $1,248 , 32.9%
CMBS, $627 , 16.5%
MBS, $941 , 24.8%

81% of investments are Agency MBS/CMO or AAA rated

6.4% non-rated investments, principally CRA investments

Portfolio is a diversified mix of asset types and blend of fixed and floating rate instruments. It remains moderately asset sensitive.

Quarterly New Purchases: Average Duration



Years
8
6
4
2
0
6.36
6.28
6.41
6.51
4.64
4.05
4.68
3.16
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Duration on New Purchases
Total Portfolio Effective Duration

Quarterly New Purchases: Average Yield



6%
5%
4%
3%
2%
1%
0%
4.17%
4.64%
5.58%
5.13%
2.41%
2.65%
2.91%
2.99%
Q2 2022
Q3 2022
Q4 2022
Q1 2023
New Purchases Tax Effective Yield
Total Portfolio Tax Effective Yield

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Spending carefully

- Benefit from scale
- Control core operating expense

Spending carefully

Control core operating expense

Quarter Ending	Quarter Amount	LTM Amount
03/31/23	$ 92M	$368M
12/31/09	$ 31M	$132M



Efficiency Ratio
Banner
Peer Median
Peer Top Quartile
100%
90%
80%
70%
60%
50%
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4
2022-Q4



$ Millions
100
80
60
40
20
0
Other
Info Services
Occupancy
Compensation
Efficiency Ratio
100%
90%
80%
70%
60%
50%
40%
30%
20%
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4
2022-Q4

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Maintaining a moderate risk profile

- Embrace effective enterprise risk management
- Minimize nonperforming assets
- Maintain appropriate loan loss reserve
- Maintain appropriate risk capital

Allowance for credit losses



ACL Provision/Release
$ Millions
$14.9
$23.5
$28.6
$15.2
$0.6
-$9.3
$10.3
$8.6
-$5.2
-$7.0
$4.5
$6.1
$6.7
-$0.5
1/1/2020
2020-Q1
2020-Q2
2020-Q3
2020-Q4
2021-Q1
2021-Q2
2021-Q3
2021-Q4
2022-Q1
2022-Q2
2022-Q3
2022-Q4
2023-Q1



Change assessment:
Portfolio
Economic factors
Changes to allowance:
Net charge-offs
Provision
$156.6
$155.3
2022-Q4
Portfolio
Economy
Net C/O
Provision
2023-Q1

$ Millions	2022-Q4	Portfolio	Economy	Net C/O	Provision	2023-Q1
ACL - Loans	141.5	0.2	(0.2)	(0.8)	0.8	141.5
ACL - Unfunded Commitments	14.7	(0.3)	(1.0)	0.0	(1.3)	13.4
ACL - HTM Securities	0.4	(0.0)	(0.0)	0.0	(0.0)	0.4
Total ACL	156.6	(0.0)	(1.3)	(0.8)	(0.5)	155.3



$ Millions
$108.4
$130.5
$156.4
$168.0
$167.3
$156.1
$148.0
$139.9
$132.1
$125.5
$128.7
$135.9
$141.5
$141.5
1.16%
1.41%
1.71%
1.86%
1.90%
1.81%
1.68%
1.57%
1.48%
1.39%
1.36%
1.38%
1.40%
1.39%
1/1/2020
2020-Q1
2020-Q2
2020-Q3
2020-Q4
2021-Q1
2021-Q2
2021-Q3
2021-Q4
2022-Q1
2022-Q2
2022-Q3
2022-Q4
2023-Q1
ACL - Loans
ACL - Loans as % of Loans, excluding PPP

Maintaining a moderate risk profile

Minimize nonperforming assets

Quarter Ending	NPAs Amount	NPAs % of TA	REO Amount	REO % of TA
03/31/23	$ 27M	0.17%	$ 0M	0.00%
12/31/09	$292M	6.11%	$ 78M	2.01%



ACLL to Total Loans
Banner
Peer Top Quartile
Peer Median
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4
2022-Q4



$ Millions
350
300
250
200
150
100
50
0
Real Estate Owned
Nonperforming Loans
ACLL
2009-Q4
2010-Q4
2011-Q4
2012-Q4
2013-Q4
2014-Q4
2015-Q4
2016-Q4
2017-Q4
2018-Q4
2019-Q4
2020-Q4
2021-Q4
2022-Q4

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Reconciliation of non-GAAP measures

$ Thousands

PRE-TAX PRE-PROVISION EARNINGS	Quarters Ended Mar 31, 2023	Dec 31, 2022	Mar 31, 2022
Income before provision for income taxes (GAAP)	$ 68,492	$ 66,424	$ 53,847
(Recapture)/Provision for credit losses	(524)	6,704	(6,961)
Pretax pre provision earnings (non-GAAP)	67,968	73,128	46,886
Exclude net loss (gain) on sale of securities	7,252	3,721	(435)
Exclude net change in valuation of financial instruments carried at fair value	552	(157)	(49)
Exclude Banner Forward expenses	143	838	2,465
Exclude loss on extinguishment of debt	-	-	793
Adjusted pretax pre provision earnings (non-GAAP)	$ 75,915	$ 77,530	$ 49,660

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Employing capital wisely

- Maintain premium to tangible book value
- Pay appropriate dividends
- Prepare for future opportunities

Building value at Banner

Building value for ...

Shareholders by delivering top quartile financial performance

Clients by delivering super community bank service and products

Employees by offering opportunity and reward

Communities by providing capital and staying involved